Exhibit 99.3

Monthly Operating Report

CASE NAME:	Kitty Hawk Cargo, Inc.	ACCRUAL BASIS
2008
CASE NUMBER:	07-44538

JUDGE: Russell F. Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

MONTHLY OPERATING REPORT

MONTH ENDING: JANUARY 31, 2008

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/James R. Kupferschmid	Senior VP and Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

James R. Kupferschmid	February 21, 2008
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Jessica L. Wilson	VP and Chief Financial Officer
ORIGINAL SIGNATURE OF PREPARER	TITLE

Jessica L. Wilson	February 21, 2008
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME:	Kitty Hawk Cargo, Inc.	ACCRUAL BASIS-1
2008
CASE NUMBER:	07-44538

COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH
		AMOUNT	January 2008	MONTH	MONTH
ASSETS
1.	UNRESTRICTED CASH	$901,444	$23,495
2.	RESTRICTED CASH		$0	$0	$0
3.	TOTAL CASH	$901,444	$23,495	$0	$0
4.	ACCOUNTS RECEIVABLE (NET)	$14,522,323	$3,717,170
5.	INVENTORY		$0
6.	NOTES RECEIVABLE		$0
7.	PREPAID EXPENSES		$10,204
8.	OTHER (ATTACH LIST)	$129,586	$56,359
9.	TOTAL CURRENT ASSETS	$15,553,353	$3,807,228	$0	$0
10.	PROPERTY, PLANT & EQUIPMENT	$511,103	$155,567
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$0	$52,297
12.	NET PROPERTY, PLANT & EQUIPMENT	$511,103	$103,270	$0	$0
13.	DUE FROM INSIDERS	$0	$0	$0	$0
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$0	$0	$0	$0
15.	OTHER (ATTACH LIST)	$150,000	$0	$0	$0
16.	TOTAL ASSETS	$16,214,456	$3,910,498	$0	$0
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$335,328
18.	TAXES PAYABLE		$21,134
19.	NOTES PAYABLE		$0	$0	$0
20.	PROFESSIONAL FEES		$0	$0	$0
21.	SECURED DEBT		$0	$0	$0
22.	OTHER (ATTACH LIST)		$22,550,477
23.	TOTAL POSTPETITION LIABILITIES		$22,906,939	$0	$0
PREPETITION LIABILITIES
24.	SECURED DEBT	$16,684,744	$136,918
25.	PRIORITY DEBT	$223,906	$0
26.	UNSECURED DEBT	$3,562,306	$4,044,264
27.	OTHER (ATTACH LIST)		$0	$0	$0
28.	TOTAL PREPETITION LIABILITIES	$20,470,956	$4,181,182	$0	$0
29.	TOTAL LIABILITIES	$20,470,956	$27,088,121	$0	$0
EQUITY
30.	PREPETITION OWNERS’ EQUITY		$(23,236,677)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$59,054
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$0	$0	$0
33.	TOTAL EQUITY	$0	$(23,177,623)	$0	$0
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$20,470,956	$3,910,498	$0	$0

Monthly Operating Report

CASE NAME:	Kitty Hawk Cargo, Inc.	ACCRUAL BASIS-2
2008
CASE NUMBER:	07-44538

INCOME STATEMENT

		MONTH	MONTH	MONTH	QUARTER
		January 2008	0	0	TOTAL
REVENUES
1.	GROSS REVENUES	$31,385	$0	$0	$31,385
2.	LESS: RETURNS & DISCOUNTS	$0	$0	$0	$0
3.	NET REVENUE	$31,385	$0	$0	$31,385
COST OF GOODS SOLD
4.	MATERIAL	$0	$0	$0	$0
5.	DIRECT LABOR	$0	$0	$0	$0
6.	DIRECT OVERHEAD	$0	$0	$0	$0
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$31,385	$0	$0	$31,385
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$0	$0	$0	$0
10.	SELLING & MARKETING	$0	$0	$0	$0
11.	GENERAL & ADMINISTRATIVE	$245,237	$0	$0	$245,237
12.	RENT & LEASE	$85,000	$0	$0	$85,000
13.	OTHER (ATTACH LIST)	$(8,412)	$0	$0	$(8,412)
14.	TOTAL OPERATING EXPENSES	$321,825	$0	$0	$321,825
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(290,440)	$0	$0	$(290,440)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)	$2,966,440	$0	$0	$2,966,440
17.	NON-OPERATING EXPENSE (ATT. LIST)	$0	$0	$0	$0
18.	INTEREST EXPENSE	$169	$0	$0	$169
19.	DEPRECIATION / DEPLETION	$0	$0	$0	$0
20.	AMORTIZATION	$0	$0	$0	$0
21.	OTHER (ATTACH LIST)	$0	$0	$0	$0
22.	NET OTHER INCOME & EXPENSES	$(2,966,271)	$0	$0	$(2,966,271)
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$0	$0	$0	$0
24.	U.S. TRUSTEE FEES	$0	$0	$0	$0
25.	OTHER (ATTACH LIST)	$0	$0	$0	$0
26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
27.	INCOME TAX	$0	$0	$0	$0
28.	NET PROFIT (LOSS)	$2,675,831	$0	$0	$2,675,831

Monthly Operating Report

CASE NAME:	Kitty Hawk Cargo, Inc.	ACCRUAL BASIS-3
2008
CASE NUMBER:	07-44538

		MONTH	MONTH	MONTH	QUARTER
		January 2008	0	0	TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH - BEGINNING OF MONTH	$68,445			$68,445
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0	$0	$0	$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$802,171	$0	$0	$802,171
4.	POSTPETITION	$0	$0	$0	$0
5.	TOTAL OPERATING RECEIPTS	$802,171	$0	$0	$802,171
NON - OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$0	$0	$0	$0
7.	SALE OF ASSETS	$0	$0	$0	$0
8.	OTHER (ATTACH LIST)	$(841,242)	$0	$0	$(841,242)
9.	TOTAL NON-OPERATING RECEIPTS	$(841,242)	$0	$0	$(841,242
10.	TOTAL RECEIPTS	$(39,071)	$0	$0	$(39,071)
11.	TOTAL CASH AVAILABLE	$29,374	$0	$0	$29,374
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$0	$0	$0	$0
13.	PAYROLL TAXES PAID	$0	$0	$0	$0
14.	SALES, USE & OTHER TAXES PAID	$0	$0	$0	$0
15.	SECURED / RENTAL / LEASES	$0	$0	$0	$0
16.	UTILITIES	$0	$0	$0	$0
17.	INSURANCE	$0	$0	$0	$0
18.	INVENTORY PURCHASES	$0	$0	$0	$0
19.	VEHICLE EXPENSES	$0	$0	$0	$0
20.	TRAVEL	$0	$0	$0	$0
21.	ENTERTAINMENT	$0	$0	$0	$0
22.	REPAIRS & MAINTENANCE	$0	$0	$0	$0
23.	SUPPLIES	$0	$0	$0	$0
24.	ADVERTISING	$0	$0	$0	$0
25.	OTHER (ATTACH LIST)	$5,879	$0	$0	$5,879
26.	TOTAL OPERATING DISBURSEMENTS	$5,879	$0	$0	$5,879
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$0	$0	$0	$0
28.	U.S. TRUSTEE FEES	$0	$0	$0	$0
29.	OTHER (ATTACH LIST)	$0	$0	$0	$0
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$5,879	$0	$0	$5,879
32.	NET CASH FLOW	$(44,950)	$0	$0	$(44,950)
33.	CASH - END OF MONTH	$23,495	$0	$0	$23,495

Monthly Operating Report

CASE NAME:	Kitty Hawk Cargo, Inc.	ACCRUAL BASIS-4
2008
CASE NUMBER:	07-44538

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	January 2008	0	0
ACCOUNTS RECEIVABLE AGING
1.	0-30		$(35,549)
2.	31-60		$(46,035)
3.	61-90		$(81,009)
4.	91+		$403,678
5.	TOTAL ACCOUNTS RECEIVABLE	$14,522,323	$241,085	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		$0
7.	ACCOUNTS RECEIVABLE (NET)	$14,522,323	$241,085	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	January 2008

		0-30	31-60	61-90	91+
		DAYS	DAYS	DAYS	DAYS	TOTAL
TAXES PAYABLE
1.	FEDERAL	$0	$0	$0	$0	$0
2.	STATE	$0	$0	$0	$0	$0
3.	LOCAL	$0	$0	$0	$0	$0
4.	OTHER (ATTACH LIST)	$21,134	$0	$0	$0	$21,134
5.	TOTAL TAXES PAYABLE	$21,134	$0	$0	$0	$21,134

6.	ACCOUNTS PAYABLE	$(17,704)	$14,135	$195,180	$143,717	$335,328

STATUS OF POSTPETITION TAXES			MONTH:	January 2008

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
		LIABILITY*	0R ACCRUED	PAID	LIABILITY
FEDERAL
1.	WITHHOLDING**	$0	$0	$0	$0
2.	FICA-EMPLOYEE**	$0	$0	$0	$0
3.	FICA-EMPLOYER**	$0	$0	$0	$0
4.	UNEMPLOYMENT	$0	$0	$0	$0
5.	INCOME	$0	$0	$0	$0
6.	OTHER (ATTACH LIST)	$0	$0	$0	$0
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING	$0	$0	$0	$0
9.	SALES	$0	$0	$0	$0
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$0	$0	$0	$0
12.	REAL PROPERTY	$0	$0	$0	$0
13.	PERSONAL PROPERTY	$0	$0	$0	$0
14.	OTHER (ATTACH LIST)	$0	$0	$0	$0
15.	TOTAL STATE & LOCAL	$0	$0	$0	$0
16.	TOTAL TAXES	$0	$0	$0	$0

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME:	Kitty Hawk Cargo, Inc.	ACCRUAL BASIS-5
2008
CASE NUMBER:	07-44538

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH:	January 2008

		Account #1
		Capital One
		3620477841	Account #2	Account #3
		Depository	N/A	N/A	TOTAL
BANK RECONCILIATIONS

A.	BANK:
B.	ACCOUNT NUMBER:
C.	PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT	$21,601			$21,601
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$0			$0
3.	SUBTRACT: OUTSTANDING CHECKS	$0			$0
4.	OTHER RECONCILING ITEMS	$107			$107
5.	MONTH END BALANCE PER BOOKS	$21,708	$0	$0	$21,708
6.	NUMBER OF LAST CHECK WRITTEN	None

		DATE OF	TYPE OF	PURCHASE	CURRENT
		PURCHASE	INSTRUMENT	PRICE	VALUE
INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER
7.	N/A
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH
12.	CURRENCY ON HAND				$1,787

13.	TOTAL CASH - END OF MONTH				$23,495

Monthly Operating Report

CASE NAME:	Kitty Hawk Cargo, Inc.	ACCRUAL BASIS-6
2008
CASE NUMBER:	07-44538

	MONTH:	January 2008

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

	TYPE OF	AMOUNT	TOTAL PAID
NAME	PAYMENT	PAID	TO DATE
1. Gregg Saylor	Salary, Expense Reports	$0	$9,231
2.
3.
4.
5.
6. TOTAL PAYMENTS TO INSIDERS		$0	$9,231

PROFESSIONALS

	DATE OF COURT				TOTAL
	ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.	See Case #07-44536, Kitty Hawk, Inc.
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS	$0	$0	$0	$0

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	Crown Credit (4 leases), lease cancelled 11/07	$1,434	$0	$2,868
2.	Duxbury Capital, lease cancelled 11/07	$669	$0	$1,338
3.	Coactive Capital, prepaid 1/08 in 12/07	$1,048	$0	$0
4.	US Bank, cancelled 1/08	$168,775	$0	$0
5.	Other facility leases cancelled 11/07
6.	TOTAL	$171,926	$0	$4,206

Monthly Operating Report

CASE NAME:	Kitty Hawk Cargo, Inc.	ACCRUAL BASIS-7
2008
CASE NUMBER:	07-44538

MONTH:	January 2008

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?	X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED XPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

1 - Court approved auction held in Fort Wayne, IN during 1/08

8, 10 - due to operation shut down, DIP order did not allow payment of expenditures between 10/15 and 10/29 until DIP lender paid in full; payments on post petition liabilties have resumed during 1/08 and should be brought current during 2/08

INSURANCE

		YES	NO

1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER ECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
See Case #07-44536, Kitty Hawk, Inc.

Footnotes Supplement

CASE NAME:	Kitty Hawk Cargo, Inc.	ACCRUAL BASIS
2008
CASE NUMBER:	07-44538

MONTH:	January 2008

Accrual Basis	Line
Form Number	Number	Footnote/Explanation
3	8	All available cash received into each subsidiary cash account is transferred to Kitty Hawk, Inc. (Case #07-44536)

3	31	All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. disbursement accounts (Case #07-44536)

4	6	All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed down to Inc.’s subsidiaries as deemed necessary. (Case #07-44536)

7		All insurance policies for Kitty Hawk Cargo, Inc. are carried in the name of Kitty Hawk, Inc. (Case #07-44536)

3	15

Cash receipts collected was automatically transferred to Laurus Master Fund to paydown revolver until paid in full on 12/07; afterwards, cash receipts tranferred directly to Kitty Hawk, Inc. (Case #07-44536)

4	AR - 7	Total Accounts Receivable does not agree to Accrual Basis - 1, line 4 due to Accrued AR of $3.5 million related to the proceeds from the Fort Wayne, IN. auction. Funds received in 2/08.

4	Payroll Taxes	There were no employees for Kitty Hawk Cargo, Inc. during this reporting period, therefore, there are no payroll tax liabilities or payments reported.

Case Name:	Kitty Hawk Cargo, Inc.
Case Number:	07-44538

Details of Other Items

		January 2008
ACCRUAL BASIS - 1

8.	OTHER (ATTACH LIST)	56,359	Reported
	A/R Employees	988
	A/R Other	22,831
	Deposits	32,634
	A/R - 401(k) loan	(94)
		56,359	Detail
		0	Difference

22.	OTHER (ATTACH LIST)	22,550,477	Reported
	Intercompany Payables	22,467,772
	Accrued Wages	16,440
	Accrued 401(k)	2,114
	General Accrued AP	64,151
		22,550,477	Detail
		0	Difference

ACCRUAL BASIS - 2

13.	OTHER OPERATING EXPENSE	(8,412)	Reported
	Chartered Airline Expense	(810)
	Allocation from Ground	(3,715)
	Freight Handling Wages	10,930
	Freight Handling Contractors	(20,617)
	GSE Wages	5,800
		(8,412)	Detail
		0	Difference

16.	NON-OPERATING INCOME (ATT. LIST)	2,966,440	Reported
	Gain on Sale of Assets	2,966,440
		2,966,440	Detail
		0	Difference

ACCRUAL BASIS - 3

8.	OTHER (ATTACH LIST)	(841,242)	Reported
	Transfer to Inc (#07-44536)	(841,242)

		(841,242)	Detail
		0	Difference

25.	OTHER (ATTACH LIST)	5,879	Reported
	Bank Charges	5,316
	Misc - Petty Cash usage	563
		5,879	Detail
		0	Difference